Repurchase of common stock	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Repurchase of common stock

19. Repurchase of common stock

On August 31, 2017, we announced that our board of directors had terminated our previous share repurchase plan and approved a new share repurchase plan (the “New Plan”), which authorizes us to repurchase up to $25 million of shares of our common stock through to August 31, 2020. We may repurchase these shares in the open market or in privately negotiated transactions, at times and prices that are considered to be appropriate by us, but we are not obligated under the terms of the New Plan to repurchase any shares, and at any time we may suspend, delay or discontinue the New Plan.
During the year ended December 31, 2017, we repurchased 1,435,654 common shares at a weighted-average price of approximately $7.72 per share for a total of approximately $11.1 million from GA Holdings LLC, formerly our largest shareholder. The repurchase was conducted outside of the New Plan.